OTHER INCOME (LOSS), NET (Tables)	12 Months Ended
Dec. 31, 2012
OTHER INCOME (LOSS), NET
Schedule of other income (loss), net

	For the Years Ended December 31,
	2010	2011	2012
	US$	US$	US$
Loss from disposal of property, plant and equipment	(26)	(248)	(25)
Reimbursement from ADS depositary bank	446	527	—
Gain from extinguishment of amounts due to original shareholders of acquired subsidiaries	—	—	462
Others	(254)	(613)	70
Other income (loss), net	166	(334)	507